ACCESS PHARMACEUTICALS, INC.

                       REGISTRATION RIGHTS AGREEMENT

                        for 1999 Private Placement



THIS REGISTRATION RIGHTS AGREEMENT (the
"Agreement") is made by Access Pharmaceuticals, Inc., a corporation formed under the laws of the State of Delaware (the
"Company"), for the benefit of the investors listed on Schedule I hereto (collectively, the "Investors" and, individually, an "Investor").


                              RECITALS


A. The Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, a minimum of 1,500,000 and a maximum of 4,000,000 shares ("Shares") of common stock, $.01 par value per share (the "Common Stock"), in a private placement (the "Private Placement"), conducted in accordance with the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act").

B. As further inducement for the Investors to purchase the Shares from the Company, the Company desires to undertake to register under the Securities Act, the resale of the Shares, in accordance with the terms hereof.

                               AGREEMENTS

The Company and the Investors covenant and agree as follows:

1.   Definitions.  For the purposes of this Agreement:
(a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").


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(b) The term "Registrable Securities" means (i) the Investors'
Shares, (ii) Shares, if any, issued to Sunrise Securities Corp. in satisfaction of the selling commission and expense allowance and
(iii) any Shares issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares, including, but not limited to, the shares underlying the Placement Agent's Warrants, and excluding in all cases, however, any Registrable Securities sold by an Investor in a transaction in which its registration rights under this Agreement are not assigned pursuant to Section 9 of this Agreement.

(c) The term "Investor" includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

2. Obligations of the Company. In connection with the registration of the resale of Registrable Securities pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC, within thirty (30) days after the final closing of the Company's Private Placement, a resale registration statement or registration statements (the "Registration Statement") with respect to all Registrable Securities included therein, and use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing, and, with respect to any registration that does not involve an underwriting, to keep the Registration Statement effective pursuant to Rule 415 under the Securities Act for a period of at least two years after the final closing of the Company's Private Placement, or such shorter period as prescribed by Rule 144 promulgated under the Securities Act or during which the Registrable Securities are sold, or until there are no more Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein, subject to Section 2(f)) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration
Statement and any prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective (i) for such period as may be required by the Securities Act with respect to an underwritten offering and (ii) for at least two years after the final closing of the Company's Private Placement, or such shorter period as prescribed by Rule 144, or until there are no more Registrable Securities, with respect to a non-underwritten offering, and during such periods to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

(c) Furnish promptly to each Investor whose Registrable Securities are included in the Registration Statement such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and of such other documents as such Investor may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Investor.

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
(d) Use its reasonable efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Investors who hold a majority in interest of the Registrable Securities covered by the Registration Statement and, with respect to a non-underwritten offering, prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times for a period of at least two years after the final closing of the Company's Private Placement, or such shorter period as prescribed by Rule 144 or during which the Registrable Securities are sold, or until there are no more
Registrable Securities, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business, file a general consent to service of process or subject itself to general taxation in any such states or jurisdictions or (ii) provide any undertaking or make any change in its Certificate of Incorporation or bylaws.

(e) If the Registration Statement relates to an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the Underwriter's Representative.

(f) Notify the Investors who hold Registrable Securities being sold (or in the event of an underwritten offering, the Underwriter's Representative), at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use its best efforts promptly to amend or supplement the Registration Statement to correct any such untrue statement or omission. The Company may delay amending or supplementing the prospectus for a period of up to 60 days if the Company is then engaged in negotiations regarding a material transaction that has not otherwise been publicly disclosed, and the Inventors shall suspend their sale of Registrable Securities until an appropriate supplement or prospectus has been forwarded to them or the proposed transaction is abandoned.

(g) Notify the Investors who hold Registrable Securities being sold (or in the event of an underwritten offering, the Underwriter's Representative) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(h) Permit a single firm of counsel, designated as selling shareholders' counsel by the holders of a majority in interest of the Registrable Securities being sold, to review the Registration
Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects.

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
(i) Make generally available to its security holders as soon as practicable, but not later than forty five (45) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities
Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

(j) At the request of the Investors who hold a majority in interest of the Registrable Securities being sold, furnish to the underwriters, if any, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(k) Make available for inspection by any underwriters participating in the offering and the counsel, accountants or other agents retained by such underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by such underwriters in connection with the Registration Statement.

(l) If the Shares are then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange if the listing of such Registrable Securities is then permitted under the rules of such exchange, or if the Shares are not then listed on a national securities exchange, use its best efforts to facilitate the quotation of the Shares on NASDAQ, and use its best efforts to cause continued listing of the Shares so long as the Registration Statement is in effect under the Securities Act.

(m) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

(n) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investors or any underwriters may reasonably request.

(o) Take all other actions reasonably necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

3. Obligations of the Investors. In connection with the registration of the Registrable Securities pursuant to this Agreement, the Investors shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company in writing such information regarding itself, the Registrable Securities held by it,

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
and the intended methods of
disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least thirty (30) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor or counsel for each investor, which may be counsel for the Placement Agent, of the information the Company requires from each such Investor (the "Requested Information") if it elects to have any of his Registrable Securities included in the Registration Statement. If within seven (7) business days of the filing date the Company has not received in writing the Requested Information from an Investor (a "Non-
Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor.

(b) Each Investor by his acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

(c) In the event Investors holding a majority in interest of the Registrable Securities select underwriters for the offering, each Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations and market stand-off obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of its election to exclude all of his Registrable Securities from the Registration Statement.

(d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 2(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(f) and, if so desired by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than the permanent file copies then in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay such Investor's pro rata portion of all underwriting discounts and commissions.

4. Expenses of Registration. All expenses, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one firm of counsel for the Investors shall be borne by the Company.

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
5. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, the directors, if any, of such Investor, the officers, if any, of such Investor who sign the Registration Statement, each person, if any, who controls such Investor, any underwriter (as defined in the Securities Act) for the Investors and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), against any losses, claims, damages, expenses or liabilities, joint or several) to which any of them may become subject under the Securities Act, the Exchange Act, other federal or state law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof,) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.
Subject to the restrictions set forth in Section 5(c) with respect to the number of legal counsel, the Company will reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding. Notwithstanding anything contained in this Agreement to the contrary, the indemnity agreement contained above in this Section 5(a): (I) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, (II) shall not apply to any such case for any such loss, claim, damage, liability or action arising out of or based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investors or any such underwriter or controlling person, as the case may be, (III) with respect to any preliminary prospectus, shall not inure to the benefit of any person from whom the person asserting any such claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, and (IV) shall not apply with respect to any Violation contained in a prospectus that the Company has notified the Investors contains a Violation pursuant to Section 2(f) above. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors or any such underwriter or controlling person and shall survive the transfer of the Registrable Securities by an Investor pursuant to Section 7.

(b) To the extent permitted by law, each Investor, severally and not jointly, will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 5(a), the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to

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
the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities, joint or several) to which any of them may become subject, under the Securities
Act, the Exchange Act, other federal or state law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and such Investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Investor shall be liable under this Section 5(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 7.
The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(c)   Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel satisfactory to the indemnifying party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Investors. Such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under section 5. The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred and is due and payable.

(d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 5 to the extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 5, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the

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
meaning of Section 11 of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of proceeds received by such seller from the sale of such Registrable Securities.

6. Reports Under Securities Exchange Act of 1934. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety
(90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public.

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

(c) Furnish to each Investor, so long as such Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investors of any rule or regulation of the SEC which permits the selling of any such securities without registration.

7.   Assignments of Registration Rights.   The rights to have the
Company register securities pursuant to this Agreement may be assigned by the Investors to transferees or assignees of such securities provided that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) such assignment is in accordance with and permitted by all other agreements between the Company and the transferor or assignor, and (iii) such assignments shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investors" as used in this Agreement shall include permitted assignees.

8.   Miscellaneous.

(a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, Access Pharmaceuticals, Inc., 2600 Stemmons Freeway, Suite 176,
Dallas, Texas 75207, Attention: President, with a copy to Jack Concannon, Esq. of Bingham Dana LLP, 151 Federal Street,
Boston, Massachusetts 02110, and (ii) if to an Investor, at the address set forth under his or her name in the subscription agreement executed by such Investor in connection with its investment, or at such other address as each such party furnishes by notice given in accordance with this Section 8(a).

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
(b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

(c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York. This Agreement shall be binding upon each Investor and its heirs, estate, legal representatives, successors and permitted assignees and shall inure to the benefit of the Company and its successors and assigns. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 8(d) shall be binding upon such Investor and the Company.

(e)   Any such person is deemed to be a holder of Registrable
Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, then the Company shall be entitled to act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

Dated this 20 day of July, 1999.

                                ACCESS PHARMACEUTICALS, INC.

                                By: /s/ Kerry P. Gray
                                   ------------------------
                                   Kerry P. Gray
                                   President and Chief Executive Officer